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                                                                    Exhibit 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

         In connection with the Annual Report of Century Maintenance Supply, Inc. (the "Company") on Form 10-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Richard E. Penick, Chief Financial Officer of the Company, certify, to my knowledge, that:

     1. The Periodic Report fully complies with the requirements of Section 13(a) of the Securities and Exchange Act of 1934; and

     2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          /s/ Richard E. Penick
                                    -----------------------------------
                                    Richard E. Penick
                                    Chief Financial Officer, Vice President and
                                    Secretary
                                    March 28, 2003